EXHIBIT 32.1

 CERTIFICATION OF INTERIM PRESIDENT, PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER
     PURSUANT TO 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Hydron Technologies, Inc. (the "Registrant") on Form 10-Q for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on August 15, 2005, hereof (the "Report"), the undersigned officer certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2) The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Registrant.



                            HYDRON TECHNOLOGIES, INC.

                               /s/ Richard Banakus
                               -------------------
                                 Richard Banakus
          Interim President, Principal Financial and Accounting Officer
                                 August 15, 2005